UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2025

CYCURION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1640 Boro Place, Fourth Floor
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 740-0710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	CYCUW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2025, the board of directors of Cycurion, Inc. (the “Company”) waived the Series A Convertible Preferred Stock lock-up restrictions. The holders of our Series A Convertible Preferred Stock (and the underlying securities for which the holders have conversion rights) were previously subject to a one-year lock-up of their securities that commenced on the closing of the business combination with Western Acquisition Ventures Corp. on February 14, 2025, subject to release from the lock-up after six months from the closing if, thereafter, the daily trading value of shares of our common stock is greater than $150,000 for 30 consecutive trading days and the 30-day VWAP for shares of our common stock is greater than $5.00. As the Company’s common stock does not meet the conditions set forth above to release the holders of the Series A Convertible Preferred Stock from the lock-up restrictions after six months from the closing of the business combination, the board of directors of the Company deemed it in the best interests to waive such lock-up restrictions as the Series A Convertible Preferred Stock accrues approximately $120,000 per year in stock or cash payments. If the holders of the Series A Convertible Preferred Stock convert such preferred stock into common stock, the Company could save approximately $120,000 in costs on its income statement, which is part of the Company’s strategic recapitalization to strengthen its balance sheet and support growth initiatives.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date: September 26, 2025	By:	/s/ L. Kevin Kelly
	Name:	L. Kevin Kelly
	Title:	Chief Executive Officer